Income Taxes (Schedule Of Unrecognized Tax Benefits And Liability For Contingent Income Taxes, Interest And Penalties) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Taxes [Abstract]
Unrecognized tax benefits	$ 104	$ 95	$ 174	$ 160
Accrued interest and penalties	28	30	48
Tax credits and other indirect benefits	(55)	(58)	(33)
Liability for tax contingencies	$ 77	$ 67	$ 189